NOTE EXTENSION AGREEMENT

THIS NOTE EXTENSION AGREEMENT (the “Agreement”), dated as of January __, 2014, is entered into by and among Anpath Group, Inc., a Delaware corporation (the “Company”), and the person identified as the “Holder” on the signature page hereto (the “Holder”).

WHEREAS, on May 14, 2013, the Company had a closing under a Securities Purchase Agreement, dated as of May 14, 2013 (“SPA”), pursuant to which the Holder purchased an Original Issue Discount Secured Promissory Note having a principal amount of $205,000 (the “Note”) from the Company;

WHEREAS, pursuant to the terms of a Note Extension Agreement between the parties, dated as of July 29, 2013, the Note currently has a Maturity Date of September 14, 2013;

WHEREAS, as of the date hereof, the Company has made no principal or interest payments on the Note; and

WHEREAS, the Company and the Holder wish to extend the Maturity Date of the Note as outlined herein;

NOW THEREFORE, in consideration of the issuance by the Company to:  (i) the Holder of 75,000 “unregistered” and “restricted” shares of its common stock; and (ii) Lane Ventures of 25,000 “unregistered” and “restricted” shares of its common stock on the terms set forth in Paragraph 2 below, and the mutual covenants and other agreements contained in this Agreement, the Company and the Holder hereby agree as follows:

1.  The Maturity Date of the Note is hereby extended to June 30, 2014, and the Holder hereby waives all rights, claims and remedies that it would otherwise have against the Company under the terms of the Note as a result of the Company’s failure to make any payment on the Note by September 14, 2013.

2.  Within three (3) business days hereof, the Company shall instruct its transfer agent, Registrar and Transfer Company, to issue:  (i) a total of 75,000 “unregistered” and “restricted” shares of the Company’s common stock to the Holder and to overnight the certificate therefor to 150 Central Park South, 2nd Floor, New York, NY  10019; and (ii) a total of 25,000 “unregistered” and “restricted” shares of the Company’s common stock to Lane Ventures and to overnight the certificate therefor to 150 Central Park South, 2nd Floor, New York, NY  10019  (collectively, the “Restricted Shares”).  The Holder acknowledges that such shares are “restricted securities” as defined in Rule 144 of the Securities Act of 1933, as amended, and that the certificates representing such shares will bear a legend indicating the restricted nature thereof. The Holder further confirms that it is able to bear the risk of the investment in such shares, and acknowledges that there may not be any public market for such shares.

3.  Subject to the modifications and amendments provided herein, the SPA, the Security Agreement, the Subsidiary Guarantee and the Note (collectively, the “Transaction Documents”) shall remain in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Holder, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as set forth herein, the Holder reserves all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise.  This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

4.  The Company hereby represents and warrants to the undersigned that the Company’s representations and warranties set forth in Section 3.1 of the SPA are true and correct as of the date hereof. The Company hereby agrees that the Restricted Shares shall be included as “Shares” under the SPA.

5.  Each of the undersigned states that it has read the foregoing Agreement and understands and agrees to it.

6.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the SPA.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

“The Company”

ANPATH GROUP, INC.

/s/ J. Lloyd Breedlove

By: J. Lloyd Breedlove

Its: President

               “Holder”

ALPHA CAPITAL ANSTALT

/s/ Konrad Ackermann

By: Konrad Ackermann

Its: Director